EXHIBIT 10.25


                                    AMENDMENT

AMENDMENT ("Amendment") to the Asset Purchase Agreement entered into as of June 30, 1998 ("Agreement") by and between the MINNESOTA MINING AND MANUFACTURING COMPANY ("3M") and PACE HEALTH MANAGEMENT SYSTEMS, INC. ("PACE").

The parties hereby agree to amend the Agreement as follows:

1. SCOPE OF AMENDMENT. Except as amended herein, the Agreement shall remain in full force and effect according to its terms. In case of a conflict between a provision of this Amendment and a provision or provisions of the Agreement, the provision of this Amendment shall control. Except as specifically set forth herein, all terms used in this Amendment shall have the meanings attributed to them in the Agreement.

2. REPRESENTATIONS AND WARRANTIES OF PACE. The following new Section 3(bb) is hereby added to the Agreement:

3(bb) JRS Clinical Technologies. Pursuant to a Purchase Agreement dated October 18, 1993 as thereafter amended ("Purchase Agreement") by and between Health Care Expert Systems ("HCES") and JRS Clinical Technologies, Inc. ("JRS"), HCES (which subsequently became, and shall hereafter be referred to within this paragraph as, PACE) acquired certain rights from JRS, including royalty-free rights to use, modify and license the use of certain JRS "Software" and "Documentation," and to use and modify the "Source Code" (as those terms are defined and used in the Purchase Agreement). The JRS Software, Documentation and Source Code form a substantial basis of PACE's Clinical Information System ("CIS") product line, but no more than approximately ten percent (with an estimated range of between five to fifteen percent) of the source code, executable code and associated written documentation of PACE's Case Management System ("CMS") product line. Approximately ninety percent (with an estimated range of between eighty-five to ninety-five percent) of the source code, executable code and associated documentation to PACE's CMS product line is original to PACE and, thus, the CMS product line does not constitute an "update," "enhancement," "addition" or "modification" (as those terms are used in the Purchase Agreement) to the JRS Software, Documentation or Source Code. Except with respect to PACE's CIS and CMS products as set forth above, no part of the JRS Software, Documentation and Source Code was used to create, and are not included in, any other PACE product that is part of the Acquired Assets under this Agreement.

Under the Purchase Agreement, JRS, together with JRS's successors in interest (regardless of whether such succession occurred through the acquisition of JRS's stock or assets) have no right, title or interest (including, but not limited to, any patent, copyright, trade secret, right to possession, right to use, right to a copy, or right to distribute) in or to:

(1) any update, enhancement, addition or modification to the JRS Software, Documentation or Source Code made by or for PACE after the Delivery Date (as defined in the Purchase Agreement), except as made by JRS pursuant to the Purchase Agreement; and

(2) any software (both source code and executable object code), accompanying documentation, or other matter created by or for (and is original to) PACE.

3. EFFECTIVE DATE. This Amendment shall be effective upon its complete execution.


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IN WITNESS WHEREOF the parties have caused this Amendment to be executed by their duly authorized representatives.

MINNESOTA MINING AND MANUFACTURING COMPANY


By: /s/ Karen E. Welke
   ---------------------------------------------------------

Title: Vice President, Medical Markets Group
      ------------------------------------------------------
Date: June 30, 1998
     -------------------------------------------------------

PACE HEALTH MANAGEMENT SYSTEMS, INC.


By: /s/ Roger D. Huseman
   ---------------------------------------------------------
Title: Vice President of Finance and Chief Financial Officer
      ------------------------------------------------------
Date: June 30, 1998
     -------------------------------------------------------


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